XECHEM INTERNATIONAL, INC.

                             CORPORATE PRESENTATION

                        TRANSCRIPT OF WORDS SPOKEN ON DVD

                                  INTRODUCTION

Narration for Introductory Screen for Xechem DVD Presentation

Xechem International, Incorporated, is a publicly traded development stage biopharmaceutical company based in New Brunswick, New Jersey that is engaged in the research, development and production of niche generic and proprietary drugs from natural sources. The company has subsidiaries operating in the United States, the Federal Republic of Nigeria and India. Xechem International's stock is traded on the Over-The-Counter Bulletin Board under the symbol "XKEM".

                              Sickle Cell Disease

Narration for Introduction of this Section

Sickle Cell Disease is the genetic blood disorder caused by an abnormality in the hemoglobin molecule. It is most common among people whose ancestors come from sub-Saharan Africa. There are also high incidences of Sickle Cell Disease in South and Central America, Cuba, Saudi Arabia, India, Turkey, Greece and Italy.

Ossie Davis
Actor / Human Rights Activist

"Sickle Cell Disease is a serious problem confronting us Americans and it belongs in the category of some of the other serious problems which we confront every day; like Cancer, like HIV."

Elliott Vichinsky, M.D.
Children's Hospital Oakland

"The standard approach to the disease historically was supportive care. Basically, make the child comfortable, give him anti-inflammatories for pain, give him some Morphine, but try to limit it. Treat the infections with antibiotic."

                           XECHEM INTERNATIONAL, INC.

                             CORPORATE PRESENTATION

                        TRANSCRIPT OF WORDS SPOKEN ON DVD

Narration for Animated Graphic Illustrating Sickle Cell Disease

Sickle Cell Disease is a genetic blood disorder caused by the presence of abnormal hemoglobin in the red blood cell. The abnormal hemoglobin is a mutation of normal hemoglobin and is called "sickle hemoglobin." This abnormal hemoglobin damages red blood cells and leads to various clinical manifestations, such as pain, anemia, organ damage and ultimately, impaired quality of life and shortened life span.

Adult Sickle Cell Disease Patient #1

"You never know when a crisis will hit, never."

Narrator

"Lisa had such a severe crisis three years ago."

Adult Sickle Cell Disease Patient #2

"That crisis, that was a really, that was like one of the worst crises that I've had. Actually, I really didn't think I was gonna come out of the hospital that time. It was unbearable; I couldn't even explain how bad the pain was."

Mother of a Sickle Cell Disease Child Patient

"Sometimes he gets in so much pain, that only thing I can do is crawl into bed with him and hold him and rock back and forth and cry with him. Cause, you know, because as a mother, you always want to, you always want to be the protector and a shield for your child. You don't want your child to go through anything that, that you can't take away."

Narrator

Sometimes Sickle Cell makes itself known later in life. Lloyd Vassell is a single father whose autistic son Christian is now nine years old. Christian had his first pain crisis when he was two, while swimming one 4th of July."

Lloyd Vassell (Father of Child Sickle Cell Disease Patient)

"He just started bending up because he was sickling, he sickled in quite a few different areas, his legs got it a lot, but his arms just bent up, and he just, he couldn't move. He was just crying and screaming real loud. It scared the hell out of him."

                           XECHEM INTERNATIONAL, INC.

                             CORPORATE PRESENTATION

                        TRANSCRIPT OF WORDS SPOKEN ON DVD

Ossie Davis
Actor / Human Rights Activist

"To put aside the pain, the screams of the patients of no consequence, the black, the poor, the unattended, the uncared for, the people for whom, there -- no spotlight shines. You get no great glory if you attend to their needs."

                                  The Solution

Narration for Introduction of this Section

Xechem International has found the solution to Sickle Cell Disease in the traditional phyto-pharmaceutical product discovered in the Federal Republic of Nigeria known as NIPRISAN and is attempting to make this product commercially available to patients suffering from Sickle Cell Disease around the world.

Dr. Ramesh C. Pandey
Chairman and CEO
Xechem International, Inc.

"They said we have a drug which we have developed with the help of World Health Organization and United Nations and we have spent five - six million dollars and also done double blind placebo clinical trials and other things, and it's for Sickle Cell Disease."

Narration after Dr. Ramesh Pandey's Comments

Dr. Pandey was astonished to learn of the significant dimension of the Sickle Cell Disease problem in Nigeria, where there are over 4 million patients suffering from the disease. On July 18, 2002, Dr. Pandey successfully concluded negotiations with NIPRD and Nigeria's Federal Ministry of Health for Xechem International to license the exclusive rights for research and development, production and worldwide sales and marketing of NIPRISAN for the treatment of Sickle Cell Disease. Xechem International plans to market NIPRISAN as HEMOXIN(TM) in the United States and as NICOSAN(TM) in Nigeria and other parts of the world.

                           XECHEM INTERNATIONAL, INC.

                             CORPORATE PRESENTATION

                        TRANSCRIPT OF WORDS SPOKEN ON DVD

Dr. Marcellus Grace
Associate Dean, Howard University
College of Pharmacy and Allied Health Sciences
Xechem Advisory Board Member

"Here is almost, I hate to be so sentimental about this, but it's almost a situation that's sort-of made in Hollywood. Here you have a disease that disproportionably affects African - people of African decent. Here you have a product that, for the most part, is a naturally growing herbs that are being grown and harvested and produced, if you will, in Africa - Nigeria; that can solve a huge problem."

Wallye I. Holloway
Pharmaceutical Marketing Executive
Xechem Advisory Board Member

"Xechem is a company that's obviously dedicated to research with natural products. NICOSAN(TM) in particular is a product that's desperately needed to treat Sickle Cell Anemia. There's not a lot of treatments out there, as patients know who have the disease, so, you know, having a company like Xechem doing important research in Sickle Cell is obviously very important for our community. Given that the prevalence is something like one in five to six hundred in the African American community."

                                Clinical Studies

Narration for Introduction of this Section

In laboratory tests, NIPRISAN has been shown to significantly inhibit the sickling of red blood cells, and it has been shown in clinical trials performed in Nigeria to benefit patients with Sickle Cell Disease.

Dr. Ramesh C. Pandey
Chairman and CEO
Xechem International, Inc.

"A doctor called Toshio Asakura from Children's Hospital in Philadelphia - C.H.O.P. He was giving a presentation - for past five years, what has been the progress in this Sickle Cell Disease. So, he said that, `til now, thousands of compounds have been tested and there are six compounds in the pipeline, and five are pharmaceuticals and one is herbal product and that herbal product happens to be our product. And he said, out of all these six products, the herbal product looks the best."

                           XECHEM INTERNATIONAL, INC.

                             CORPORATE PRESENTATION

                        TRANSCRIPT OF WORDS SPOKEN ON DVD

                     Product Development and Quality Control

Narration for Introduction of this Section

Xechem International is currently developing procedures for the preparation and standardization of the raw materials used to make NIPRISAN, and is establishing quality control procedures in preparation for launching the commercial production of NIPRISAN in Nigeria.

Dr. Ramesh C. Pandey
Chairman and CEO
Xechem International, Inc.

"These are materials coming from Nigeria you see. These are different batches. Different batches of -- so so much work is involved in all this. So different batches, we check these batches, compare these batches, Asakura tests these batches for the biological activity and now we are bringing that assay here."

Dr. Prema Tripathi
Scientist, Xechem Headquarters
New Brunswick, New Jersey

"I'm working in a chemistry lab and my job function is to check the chemistry part of NICOSAN(TM) and whatever the components involved and the chemistry behind this process and everything."

Dr. Ramesh C. Pandey
Chairman and CEO
Xechem International, Inc.

"We are checking these materials and - because we have to make uniform final production."

Dr. Prema Tripathi
Scientist, Xechem Headquarters
New Brunswick, New Jersey

"So, my job is especially to see that all batches, all samples of NICOSAN(TM) should have the same number of components. So, in this way, we are standardizing the batches."

                           XECHEM INTERNATIONAL, INC.

                             CORPORATE PRESENTATION

                        TRANSCRIPT OF WORDS SPOKEN ON DVD

                                  FDA Approval

Narration for Introduction of this Section

Xechem International is currently pursuing approval from the United States Food and Drug Administration to market and distribute NIPRISAN under the trade name HEMOXIN(TM) for the treatment of the more than 80,000 patients suffering from chronic Sickle Cell Disease in the United States. To this end, the company has already obtained commitments from five hospitals in the United States to participate in clinical trial studies. The company also intends to engage Howard University's School of Pharmacy, Nursing and Allied Health Sciences to provide assistance with the FDA approval process and training of the company's staff in Nigeria on FDA manufacturing protocols.

Dr. Marcellus Grace
Associate Dean, Howard University
College of Pharmacy and Allied Health Sciences
Xechem Advisory Board Member

"There is just not a lot of commercial interest in U.S. companies for example, because Sickle Cell Disease is what we call an "orphan disease" and an orphan disease, by definition, is one that affects less than 200,000 people."

Dr. Ramesh C. Pandey
Chairman and CEO
Xechem International, Inc.

"We decided to look into if we could go through the US FDA approval of this drug. Patient population in United States is less than 200,000, that's about 80,000. So, there is a law that if the patient population is less than 200,000, we can get the Orphan Drug designation for this product and if we want to make the prescription product. So I started looking into that, and even though people said it would be impossible to get the Orphan Drug designation, but by the grace of God and our hard work, when we submitted the application and I am happy to tell you that we have got, we have, Xechem has received Orphan Drug designation for this product."

Narration after Dr. Ramesh Pandey Mentions Obtaining FDA Orphan Drug Designation

On August 15th, 2003, the US-FDA designated NIPRISAN an Orphan Drug. Orphan Drug status entitles Xechem International to various incentives, including the waiver of regulatory filing fees, fast track review of its New Drug Application, access to potential grants for non-clinical and clinical research to generate required data for marketing approval, and seven years of marketing exclusivity once NIPRISAN is approved by the FDA.

                           XECHEM INTERNATIONAL, INC.

                             CORPORATE PRESENTATION

                        TRANSCRIPT OF WORDS SPOKEN ON DVD

                                 Product Launch

Narration for Introduction of this Section

Xechem International is attempting to launch NIPRISAN commercially in Nigeria under the trade name NICOSAN(TM), with plans to construct a production facility in Nigeria and obtain approval from Nigeria's National Agency for Food and Drug Administration and Control within the next twelve months. The company already has employees working at its facilities in Nigeria on grounds named Xechem
Research Park that are being leased from the Sheda Science and Technology Complex and is currently producing NICOSAN(TM) in limited quantities.

Col. Bhuwan C. Pandy (Rtd.)
Vice President / General Manager
Xechem Pharmaceuticals Nigeria Limited

"I work as the General Manager in Nigeria. We have started production in Nigeria, in a pilot scale, for NICOSAN(TM). Previously, it was named as NIPRISAN."

Dr. Ramesh C. Pandey
Chairman and CEO
Xechem International, Inc.

"These are the extracts, these are plant extracts which are, again, filling the capsules."

Narration after Dr. Ramesh Pandey Speaks

Xechem International has received substantial support and assistance with establishing its research laboratories and production facility in Nigeria from Dr. Turner T. Isoun, the Honorable Minister of Science and Technology for the Federal Republic of Nigeria, and his deputy, Dr. Ayodele Coker, the Director General of the Sheda Science and Technology Complex.

                           XECHEM INTERNATIONAL, INC.

                             CORPORATE PRESENTATION

                        TRANSCRIPT OF WORDS SPOKEN ON DVD

Honorable Dr. Turner T. Isoun
Minister of Science and Technology
Federal Republic of Nigeria

"We're also giving them land, a very sizeable piece of land. We're also giving them some building structures - accommodation facilities, and there is still a lot of room to grow."

Dr. Ayodele J. Coker
Director General & CEO
Sheda Science and Technology Complex
Federal Ministry of Science & Technology
Federal Republic of Nigeria

"When we designed the Sheda Science and Technology Complex, we did not have Xechem in mind. So we had to alter our master plan to accommodate them. And then we decided to settle Xechem on this park, and it's aptly named Xechem Park. So they have a Xechem Park within the Sheda Science and Technology Complex."

                              Growth Opportunities

Narration for Introduction of this Section

Xechem International is poised to pursue significant growth opportunities in Nigeria, once it has successfully launched the commercial production of NIPRISAN for sale as NICOSAN(TM) and HEMOXIN(TM). In the future, the company will seek to work with Nigeria's pharmaceutical research and scientific communities to bring other phyto-pharmaceutical products to market, seek regulatory approval for other drugs the company has developed and to manufacture certain approved generic drugs. In this way, Xechem International plans to contribute to, and benefit from, the continued growth of the Nigerian economy, while continuing to expand its operations globally.

Honorable Dr. Turner T. Isoun
Minister of Science and Technology
Federal Republic of Nigeria

"And I also should want to put it in context that this is only the beginning of a technology pact within the complex of Sheda Science and Technology. So the opportunities are enormous. So we want to be sure that what incentives we are giving to Xechem, their effort will succeed and will open more opportunities. And it is all there, land, opportunities, market -- all there to take advantage of it."

                           XECHEM INTERNATIONAL, INC.

                             CORPORATE PRESENTATION

                        TRANSCRIPT OF WORDS SPOKEN ON DVD

Dr. Ayodele J. Coker
Director General & CEO
Federal Ministry of Science & Technology
Sheda Science and Technology Complex
Federal Republic of Nigeria

"It has been a very interesting experience, because it is a first for us as an institution and it's a first even for the Ministry. That we have, in effect, managed to spin off a whole industry, built around a product of research and development indigenous to the country. Now, the challenges were enormous, because here you had a company coming out of New Jersey in the USA, coming to Nigeria without previous experience, either from the cultural angle, or from how things work in Nigeria; they were totally new. So we had to assist them to settle down in the country. Then we listened to their problems. These problems were tailored to the - were put forth to the Minister, and he gave them 100 percent support."

The following portion of the transcript has been redacted.

                           XECHEM INTERNATIONAL, INC.

                           PATIENT PROFILES - NIGERIA

                             NIPRISAN (NICOSAN(TM))

          Transcript of Patient Profiles - Nigeria Interviews Conducted by Mr. Stephen Burg, a Member of Xechem's Board of Directors

                                  Interview #1

Stephen Burg:           How...how many months or years has she been taking it?

Interviewee:            Okay, she just uh, one year and some.

Stephen Burg:           One year?

Interviewee:            Yes.

Stephen Burg:           At the  beginning,  before  she was  taking it, um, how
                        often did she have crises?

Interviewee:            Actually, it was three times in a year.

Stephen Burg:           Three times in a year?

Interviewee:            She used to have those crises.

Stephen Burg:           And has she had any crises since she's taking it?

Interviewee:            Now at  least  she  have  one,  sometimes,  second  one
                        minor, they don't come seriously.

Stephen Burg:           Okay.  Does she  have...so  it's not very  often?  It's
                        just one you said?

Interviewee:            It's not so often, yeah.

Stephen Burg:           And, and is she having any pain?

Interviewee:            Yes, now she only have pain,  general pain in her body,
                        that's all. It will start a few pains everywhere and then it will go down, it will happen maybe about two or three days, that's all.

Stephen Burg:           Okay, wow! And how's her appetite?

Interviewee:            Now she's eating.

Stephen Burg:           She's eating good?  Yeah? She's feeling good and eating
                        good? Yeah?

                           XECHEM INTERNATIONAL, INC.

                           PATIENT PROFILES - NIGERIA

                             NIPRISAN (NICOSAN(TM))

          Transcript of Patient Profiles - Nigeria Interviews Conducted by Mr. Stephen Burg, a Member of Xechem's Board of Directors

Interviewee:            Yeah.

Stephen Burg:           Yeah?  Does  she have any  side  effects?  Is  anything
                        else...when she takes it does it bother her anywhere else?

Interviewee:            No.

Stephen Burg:           No? Well thank you very much.  We uhh,  you know,  keep
                        her on it and she'll do well.

Interviewee:            Right.

                                  Interview #2

Stephen Burg:           How old are you?

Interviewee (Child):    Twelve.

Interviewee (Adult):    Twelve.

Stephen Burg:           Twelve?  Twelve  years  old?  Wow.  When  did he  start
                        taking this drug?

Interviewee (Adult):    About two years.

Stephen Burg:           About two years.  And,  uh,  how did you first  realize
                        that he was a sickler?

Interviewee (Adult):    Actually,   since   he   had   started   taking   these
                        drugs...when he was introduced to this drug, actually, normally, he didn't have attack since that time.

Stephen Burg:           No attacks since that time?

Interviewee (Adult):    No attack at all since that time. Not at all.

Stephen Burg:           And how's his appetite?

Interviewee (Adult):    Now that's the problem, no much, uh, it's improved.

                           XECHEM INTERNATIONAL, INC.

                           PATIENT PROFILES - NIGERIA

                             NIPRISAN (NICOSAN(TM))

          Transcript of Patient Profiles - Nigeria Interviews Conducted by Mr. Stephen Burg, a Member of Xechem's Board of Directors

Stephen Burg:           It's improved?

Interviewee (Adult):    Yeah.

Stephen Burg:           And, and, and, um, he takes it everyday?

Interviewee (Adult):    He is taking it  everyday  except that this one time we
                        get break.

Stephen Burg:           Uh huh.

Interviewee (Adult):    About two or three months we couldn't get for here.

Stephen Burg:           Ah.

Interviewee (Adult):    And then later on, we continue.

Stephen Burg:           So, um, does he have any pain now?

Interviewee (Adult):    Yeah, yeah...he has pains, yeah, yeah, about two days.

Stephen Burg:           A little  pain,  yeah?  When was the last  time he took
                        the NICOSAN(TM)?

Interviewee (Adult):    The last time?

Stephen Burg:           He took the drug?

Interviewee (Adult):    Yesterday.

Stephen Burg:           Yesterday?

Interviewee (Adult):    Yeah.

Stephen Burg:           But he's much improved or he's still as...you know?

Interviewee (Adult):    Yeah, yeah,  there's much improvement,  because there's
                        not any problem,  nothing, no anything, no adding blood
                        like    before,    because   he   used   to   take   in
                        blood...frequently, before, before we got this.

Stephen Burg:           Before  this?  And how about side  effects?  Has he had
                        any side effects?

                           XECHEM INTERNATIONAL, INC.

                           PATIENT PROFILES - NIGERIA

                             NIPRISAN (NICOSAN(TM))

          Transcript of Patient Profiles - Nigeria Interviews Conducted by Mr. Stephen Burg, a Member of Xechem's Board of Directors

Interviewee (Adult):    No, he doesn't  have side  effects  from the drug.  Not
                        once since that last two years.

Stephen Burg:           Wonderful,  wonderful!  Well  thank you very  much.  We
                        just  wanted  to, you know,  get a feel from  people on
                        how  things  are and how  they're  going and we want to
                        know that this is  working  because  we're  working  on
                        making  a  lot   more  of  it  so  it  can  be   widely
                        distributed throughout Africa.

                                  Interview #3

Stephen Burg:           So, what is your name?

Interviewee:            Josephine Inodu [sic]

Stephen Burg:           And you work with us here at the clinic?

Interviewee:            Yes, I work in the [unintelligible word].

Stephen Burg:           And your son?

Interviewee:            My son is a [unintelligible word].

Stephen Burg:           And he's a sickler?

Interviewee:            Yes, he is a sickler.

Stephen Burg:           And how old is he?

Interviewee:            He is now 24 years.

Stephen Burg:           Twenty-four?

Interviewee:            Yes.

Stephen Burg:           And how long has he been taking NICOSAN(TM)?

Interviewee:            He started NICOSAN(TM) 1995.

                           XECHEM INTERNATIONAL, INC.

                           PATIENT PROFILES - NIGERIA

                             NIPRISAN (NICOSAN(TM))

          Transcript of Patient Profiles - Nigeria Interviews Conducted by Mr. Stephen Burg, a Member of Xechem's Board of Directors

Stephen Burg:           1995?

Interviewee:            Yes, since then.

Stephen Burg:           Wow. So he's been taking it a long time?

Interviewee:            Yes. That's first time.

Stephen Burg:           At the beginning did he have a lot of crises?

Interviewee:            Yes.

Stephen Burg:           And how is it now?

Interviewee:            He is better now.

Stephen Burg:           Better?

Interviewee:            Yes.

Stephen Burg:           Does he have any crises at all?

Interviewee:            No, since he went to drug, no crises, except once.

Stephen Burg:           Okay,  wonderful.  So he's  pretty much pain free or he
                        does have pain? Pain? Does he still have pain?

Interviewee:            Yes, he used to have pain in joints and...

Stephen Burg:           In his joints?

Interviewee:            ...stomach was...

Stephen Burg:           Now?

Interviewee:            ...big. But now? No crises.

Stephen Burg:           Now, no?

                           XECHEM INTERNATIONAL, INC.

                           PATIENT PROFILES - NIGERIA

                             NIPRISAN (NICOSAN(TM))

          Transcript of Patient Profiles - Nigeria Interviews Conducted by Mr. Stephen Burg, a Member of Xechem's Board of Directors

Interviewee:            Yes.

Stephen Burg:           Okay. His appetite is good?

Interviewee:            No.

Stephen Burg:           He eats?

Interviewee:            Yes, he eats very well.

Stephen Burg:           Okay

Interviewee:            Yes, he eats very well.

Stephen Burg:           Have   there   been  any  side   effects   from   taking
                        NICOSAN(TM)? You know...upset stomach or headaches or any kind of things affecting him?

Interviewee:            Side effects?

Stephen Burg:           Yeah.

Interviewee:            No. No side effects.

Stephen Burg:           No?

Interviewee:            Yes.

Stephen Burg:           No?

Interviewee:            Yes, no side effects. Yes.

Stephen Burg:           So he intends to stay on this drug?

Interviewee:            Yes.

Stephen Burg:           Okay.

                           XECHEM INTERNATIONAL, INC.

                           PATIENT PROFILES - NIGERIA

                             NIPRISAN (NICOSAN(TM))

          Transcript of Patient Profiles - Nigeria Interviews Conducted by Mr. Stephen Burg, a Member of Xechem's Board of Directors

                                  Interview #4

Stephen Burg:           So what is your name again please?

Interviewee:            Suleman Malesh [sic]

Stephen Burg:           And if I can ask, how old are you Sule [sic]?

Interviewee:            Well, I am about 44 years now.

Stephen Burg:           How long have you been taking NICOSAN(TM)?

Interviewee:            Well,  I have not been  taking  it. I bring back for my
                        children.

Stephen Burg:           Oh, you're taking it for your children?

Interviewee:            Yes.

Stephen Burg:           How many children?

Interviewee:            Two.

Stephen Burg:           For both of them?

Interviewee:            There are two. One male, one...

Stephen Burg:           Excuse me for one minute. Are both children sicklers?

Interviewee:            They are both sicklers.

Stephen Burg:           And how old are they?

Interviewee:            One is 15 years and other one,  the female,  is one and
                        half years.

Stephen Burg:           Ah, and how long have they been taking this drug?

Interviewee:            Well the other, the  female...the  male has been taking
                        it since 1998.

Stephen Burg:           1998?

                           XECHEM INTERNATIONAL, INC.

                           PATIENT PROFILES - NIGERIA

                             NIPRISAN (NICOSAN(TM))

          Transcript of Patient Profiles - Nigeria Interviews Conducted by Mr. Stephen Burg, a Member of Xechem's Board of Directors

Interviewee:            Yes.

Stephen Burg:           And the baby?

Interviewee:            The  female,  just about  couple of months,  like about
                        three months I think.

Stephen Burg:           When, uh, when your,  your, uh, boy started to take it,
                        um, was he having a lot of crises? Often, or how often was he having a crisis?

Interviewee:            Well the eldest one,  before he started taking the, the
                        drugs, he was having frequent crises.

Stephen Burg:           And how is it now?

Interviewee:            Well it has reduced greatly.

Stephen Burg:           Greatly reduced?

Interviewee:            Yes.

Stephen Burg:           Not stopped, but very reduced?

Interviewee:            Greatly reduced.

Stephen Burg:           Uh, and, and, and, uh, how, how, does he have pain?

Interviewee:            Well, he used to have joint pains.

Stephen Burg:           Yes.

Interviewee:            Sometimes he complained of stomach too.

Stephen Burg:           Yeah. Now too?

Interviewee:            But he doesn't complain of such  [unintelligible  word]
                        frequently now.

Stephen Burg:           And, and how's his appetite?

Interviewee:            His  appetite is normal.  Though he  complains  of this
                        when he takes the drugs. [Unintelligible words] He doesn't take it in the afternoon, he first take it in the night when he's going to bed, because if he takes it in the afternoon it makes him feel hungry.

                           XECHEM INTERNATIONAL, INC.

                           PATIENT PROFILES - NIGERIA

                             NIPRISAN (NICOSAN(TM))

          Transcript of Patient Profiles - Nigeria Interviews Conducted by Mr. Stephen Burg, a Member of Xechem's Board of Directors

Stephen Burg:           It makes him feel hungry?

Interviewee:            Yes.  So,  because  he  is  a  budding  student,  so  I
                        question  him why does he prefer  taking in the  night?
                        He said he prefer taking then, so at the moment he take it he just go to bed.

Stephen Burg:           Yeah.

Interviewee:            But if he takes it in the afternoon,  it disturb him in
                        the class, because the moment he takes it, after an hour he will feel like taking so much food.

Stephen Burg:           Ah aha.

Interviewee:            Yes.

Stephen Burg:           Well, certainly improved his appetite then didn't it?

Interviewee:            Yes, it improved the appetite.

Stephen Burg:           And the, the, and the baby, how's she doing?

Interviewee:            Well the baby also, she's responding.

Stephen Burg:           Uh huh.

Interviewee:            Because  before this month,  let's say before she reach
                        the age of ten months.

Stephen Burg:           Yeah?

Interviewee:            And after,  when I brought  her here.  When she reached
                        the age of twelve months, oh yes, twelve months, I brought her here and she started taking the drugs. And actually she has not been having the usual crises.

Stephen Burg:           Oh, that's [unintelligible word].

                           XECHEM INTERNATIONAL, INC.

                           PATIENT PROFILES - NIGERIA

                             NIPRISAN (NICOSAN(TM))

          Transcript of Patient Profiles - Nigeria Interviews Conducted by Mr. Stephen Burg, a Member of Xechem's Board of Directors

Interviewee:            She used to have frequent crises.  And whenever she has
                        crises she would start swelling hands, swelling legs, swelling eyes,...

Stephen Burg:           Ohh.

Interviewee:            ...but that thing is now reduced to maybe,  I say maybe
                        once in a quarter...

Stephen Burg:           Wow. How about, uh...

Interviewee:            ...and  actually,  the mother  complained  to me, if we
                        allows the drugs to finish before we come on by to order the next addition, her appetite will come down completely. So that she doesn't take anything. So until when we resume giving her the drugs, that is when she pick up and continues eating.

Stephen Burg:           So, we, we, it, it's really, really helped.

Interviewee:            Yeah, it really helps.

Stephen Burg:           Any side effects?

Interviewee:            Well I don't...I didn't notice any side effect.

Stephen Burg:           Well I'm,  we're all  really  glad to hear  that,  that
                        this is helping and we're working very hard to build a factory right now to make a lot more of this drug so it can be more widely spread across the whole country.

                                  Interview #5

Stephen Burg:           It's your daughter that's a sickler?

Interviewee:            Yeah.

Stephen Burg:           How old is she?

Interviewee:            Four, she'll be four in August.

Stephen Burg:           Alright. How long has she been taking the uh, the drug?

                           XECHEM INTERNATIONAL, INC.

                           PATIENT PROFILES - NIGERIA

                             NIPRISAN (NICOSAN(TM))

          Transcript of Patient Profiles - Nigeria Interviews Conducted by Mr. Stephen Burg, a Member of Xechem's Board of Directors

Interviewee:            Late 2001.

Stephen Burg:           Huh?

Interviewee:            Late 2001.

Stephen Burg:           Late 2000?

Interviewee:            Late 2002. [unintelligible words].

Stephen Burg:           So, a couple of years?

Interviewee:            About two years.

Stephen Burg:           About two  years?  Okay.  Has uh,  before  she  started
                        taking it, was she having a lot of crises?

Interviewee:            No, she never had crisis at all.

Stephen Burg:           She never had crisis?

Interviewee:            We came here when we learned, was confirmed,  she was a
                        sickler, she had SS, so we heard of this place, we started giving her the drug.

Stephen Burg:           Oh. So you came right away?

Interviewee:            Yes.

Stephen Burg:           And has she had any crises  since she's been taking the
                        drug?

Interviewee:            Yes. She had once.

Stephen Burg:           Just once?

Interviewee:            Just once,  about three or four months ago, she had for
                        long, fever...

Stephen Burg:           Ah.

Interviewee:            ...so after about a week of having the fever...

                           XECHEM INTERNATIONAL, INC.

                           PATIENT PROFILES - NIGERIA

                             NIPRISAN (NICOSAN(TM))

          Transcript of Patient Profiles - Nigeria Interviews Conducted by Mr. Stephen Burg, a Member of Xechem's Board of Directors

Stephen Burg:           Yeah.

Interviewee:            ...she  had  pains  here and here  (patting  left arm &
                        left leg).

Stephen Burg:           And here. Yeah. Yeah. How's her appetite now?

Interviewee:            Good.

Stephen Burg:           It's Good.  Good.  So has she had any side effects from
                        NICOSAN(TM)?

Interviewee:            No, no side effects.

Stephen Burg:           No side  effects.  So you,  you think it's  really been
                        helping her?

Interviewee:            Well,   apart  from  the  time  she  had  this  crisis,
                        [unintelligible words]...she's taking this medicine, and since she had this crisis, and before then, after, even up `til now she looks very healthy.

Stephen Burg:           So she's well?

Interviewee:            Yeah.

Stephen Burg:           Great. Thank you very much.

                                  Interview #6

Stephen Burg:           What is your name again?

Interviewee (Child):    [Unintelligible response.]

Stephen Burg:           Okay. And uh, how old are you?

Interviewee (Child):    [Unintelligible response.]

Stephen Burg:           What? How old?

Interviewee (Child):    Seven. Seven years.

                           XECHEM INTERNATIONAL, INC.

                           PATIENT PROFILES - NIGERIA

                             NIPRISAN (NICOSAN(TM))

          Transcript of Patient Profiles - Nigeria Interviews Conducted by Mr. Stephen Burg, a Member of Xechem's Board of Directors

Stephen Burg:           How old?

Interviewee (Child):    Seven.

Stephen Burg:           Seven.  You're a big boy! A big boy.  Uh,  when uh, did
                        he start taking the NICOSAN(TM)?

Interviewee (Adult):    About two years...

Stephen Burg:           A couple of years?

Interviewee (Adult):    Yes. Two years, yes.

Stephen Burg:           And uh, before he started  taking it, did he have a lot
                        of crises? Was it, you know, did he have a lot of...?

Interviewee (Adult):    [Unintelligible response.], not eating, dry eyes.

Stephen Burg:           And how is he now?

Interviewee (Adult):    He's very strong.

Stephen Burg:           No crises?

Interviewee (Adult):    Yes. No crises.

Stephen Burg:           How about pain?

Interviewee (Adult):    Yes.

Stephen Burg:           No pain?

Interviewee (Adult):    No.

Stephen Burg:           Appetite?

Interviewee (Adult):    Yes.

Stephen Burg:           He eats good?

                           XECHEM INTERNATIONAL, INC.

                           PATIENT PROFILES - NIGERIA

                             NIPRISAN (NICOSAN(TM))

          Transcript of Patient Profiles - Nigeria Interviews Conducted by Mr. Stephen Burg, a Member of Xechem's Board of Directors

Interviewee (Adult):    Yes.

Stephen Burg:           You like to eat?

Interviewee (Child):    Yes.

Stephen Burg:           Yeah?  Good.  That's good.  Uh, have,  have you seen if
                        there are any, you know, side effects? Anything that bothers him from taking it?

Interviewee (Adult):    No.

Stephen Burg:           No? So, you are happy with the drug?

Interviewee (Adult):    Yes.

Stephen Burg:           And it works and he takes it everyday?

Interviewee (Adult):    Yes.

Stephen Burg:           Great.

                                  Interview #7

Stephen Burg:           So, umm, Daniel [sic] how old are you?

Interviewee (Child):    Five years.

Stephen Burg:           Five years old?

Interviewee (Adult):    Four, four.

Stephen Burg:           Four years old.  Big boy!  My  grandson  is eight years
                        old and he's almost the same size as you are. Uh, when, when did he start taking NICOSAN(TM)?

Interviewee (Adult):    He started taking last year.

Stephen Burg:           Last year?

                           XECHEM INTERNATIONAL, INC.

                           PATIENT PROFILES - NIGERIA

                             NIPRISAN (NICOSAN(TM))

          Transcript of Patient Profiles - Nigeria Interviews Conducted by Mr. Stephen Burg, a Member of Xechem's Board of Directors

Interviewee (Adult):    Yeah.

Stephen Burg:           Uh, did he have a lot of crises before he started?

Interviewee (Adult):    A lot.

Stephen Burg:           A lot. And what about now?

Interviewee (Adult):    He doesn't have any.

Stephen Burg:           None at all?

Interviewee (Adult):    No.

Stephen Burg:           Wow! Wow, that amazing! Um, does he have any pain?

Interviewee (Adult):    No  pains.  Before,  he used to have  opportunities  to
                        diseases like malaria and other things like that...but now (pause).

Stephen Burg:           He's okay?

Interviewee (Adult):    He's just okay. He's not had any crises, nothing else.

Stephen Burg:           How's his appetite?

Interviewee (Adult):    Oh, so good.

Stephen Burg:           So good?

Interviewee (Adult):    Yeah..

Stephen Burg:           Good appetite, he likes to eats huh?

Interviewee (Adult):    Yeah. He does.

Stephen Burg:           Have  you,  have  you  noticed  any side  effects  from
                        taking this? Anything that when he takes the drug it does anything to him, you know, makes him ill, or doesn't feel good, or anything from taking it?

Interviewee (Adult):    Well, none, none, none effects.

                           XECHEM INTERNATIONAL, INC.

                           PATIENT PROFILES - NIGERIA

                             NIPRISAN (NICOSAN(TM))

          Transcript of Patient Profiles - Nigeria Interviews Conducted by Mr. Stephen Burg, a Member of Xechem's Board of Directors

Stephen Burg:           No side effects?

Interviewee (Adult):    None I have noticed.

Stephen Burg:           So,  uh, as far as you know  you're  pretty  happy with
                        the results?

Interviewee (Adult):    Absolutely. Yeah.

                                  Interview #8

Stephen Burg:           What's his name?

Interviewee (Adult):    Wambebesa [sic].

Stephen Burg:           And how old is he?

Interviewee (Adult):    One year, seven months.

Stephen Burg:           One year, seven months?

Interviewee (Adult):    Yes.

Stephen Burg:           How long has been taking the NICOSAN(TM)?

Interviewee (Adult):    Just started. We just started the drug.

Stephen Burg:           Just started?

Interviewee (Adult):    Yeah.

Stephen Burg:           So is today, is today the first day?

Interviewee (Adult):    No, last, last week.

Stephen Burg:           Last, last week?

Interviewee (Adult):    Yes.

                           XECHEM INTERNATIONAL, INC.

                           PATIENT PROFILES - NIGERIA

                             NIPRISAN (NICOSAN(TM))

          Transcript of Patient Profiles - Nigeria Interviews Conducted by Mr. Stephen Burg, a Member of Xechem's Board of Directors

Stephen Burg:           Have you seen any changes since he started?

Interviewee (Adult):    Yes. Change.

Stephen Burg:           Yes? Less, less crises?

Interviewee (Adult):    No.

Stephen Burg:           No crisis?

Interviewee (Adult):    No. No more crises. Yeah.

Stephen Burg:           No more crises?

Interviewee (Adult):    Yes.

Stephen Burg:           Is uh,  is uh,  has he had any pain  that you can tell?
                        Since he ...

Interviewee (Adult):    This only place we used to have here (touching  child's
                        forearm). It hurts.

Stephen Burg:           Still?

Interviewee (Adult):    Yes.

Stephen Burg:           Uh, is his appetite getting better?

Interviewee (Adult):    Yes.

Stephen Burg:           Okay.  And,  uh,  have you seen any side  effects  from
                        him? Anything else bother him from taking it?

Interviewee (Adult):    No. No.

Stephen Burg:           Poor baby. Aww.

                           XECHEM INTERNATIONAL, INC.

                           PATIENT PROFILES - NIGERIA

                             NIPRISAN (NICOSAN(TM))

          Transcript of Patient Profiles - Nigeria Interviews Conducted by Mr. Stephen Burg, a Member of Xechem's Board of Directors

                                  Interview #9

Stephen Burg:           So what is her name?

Interviewee:            Bethel Ade [sic].

Stephen Burg:           And how old is she?

Interviewee:            She's now twenty-three years.

Stephen Burg:           Twenty-three. She's a medical student?

Interviewee:            Medical student.

Stephen Burg:           And, uh, how long has she been taking the NICOSAN(TM)?

Interviewee:            For the past, uh, let's say, fifteen years.

Stephen Burg:           Fifteen years?

Interviewee:            Yes.

Stephen Burg:           Wow! Uh, boy that's a long...

Interviewee:            Yes.

Stephen Burg:           That's a long  record.  Uh,  before she started  taking
                        it, did she have a lot of crises?

Interviewee:            Yes. She used to have a lot of crises.

Stephen Burg:           Yeah. And how's she doing on the drug?

Interviewee:            She does fine.  The, when they  started,  it used to be
                        in the powder form. Uh, because of the smell, she was not feeling, not wanting, happy about it. But when they made it in capsule form, it was quite okay.

Stephen Burg:           And uh, and no more crisis?

                           XECHEM INTERNATIONAL, INC.

                           PATIENT PROFILES - NIGERIA

                             NIPRISAN (NICOSAN(TM))

          Transcript of Patient Profiles - Nigeria Interviews Conducted by Mr. Stephen Burg, a Member of Xechem's Board of Directors

Interviewee:            No  more.  She had,  uh,  like she had gone to the U.S.
                        She had one, a major crisis. Uh, well not major, but she just persistent fever. They didn't know, you know, having come, being from Nigeria.

Stephen Burg:           Yeah.

Interviewee:            She had gone with some malaria.

Stephen Burg:           Oh, yeah.

Interviewee:            So I had to  talk  to the  doctor  on the  phone,  said
                        look, this what she's having is malaria.

Stephen Burg:           Ah.

Interviewee:            So by the  time  they  gave her  anti-malaria,  she was
                        okay.

Stephen Burg:           Really?

Interviewee:            Yes. So the whole crisis was, uh, malaria.

Stephen Burg:           Was a malaria crisis?

Interviewee:            Yes.

Stephen Burg:           Is uh, um, is, you know, is she  experiencing  any more
                        pain now, or is, you know?

Interviewee:            There's none.